Exhibit 99.1

News Release

Community Healthcare Trust Announces Results for the Three Months Ended June 30, 2015
FRANKLIN, Tenn., August 13, 2015 /PRNewswire/ -- Community Healthcare Trust Incorporated (NYSE: CHCT) today announced results for the period ended June 30, 2015.  Normalized FFO for the three months ended June 30, 2015 totaled $0.17 per diluted common share.  The Company reported a net loss for the quarter of $1.5 million, which included $1.5 million of transaction costs related to the Company’s initial public offering and acquisition costs related to 29 properties acquired during the period.

Highlights include:

•	On May 27, 2015, the Company completed its initial public offering of 7,187,500 common shares and concurrent private placements of 123,683 common shares for total net proceeds of $127.5 million.

•
During the second quarter of 2015, the Company acquired 29 properties for a total purchase price of $87.5 million. The properties, located in 14 states, total approximately 471,000 square feet and were 92% leased upon acquisition.

•
On June 3, 2015, the Company entered into a $75.0 million senior revolving credit facility. The facility includes an accordion feature in which the Company may increase the size of the facility up to $200.0 million upon obtaining additional commitments from its lenders.

•
A dividend of $0.142 per common share was declared on August 6, 2015. The dividend is for the period beginning May 27, 2015 and ended June 30, 2015. This rate equates to an annualized dividend of $1.50 per share.

About Community Healthcare Trust Incorporated
Community Healthcare Trust is a real estate investment trust that focuses on owning income-producing real estate properties associated primarily with the delivery of outpatient healthcare services in non-urban markets throughout the United States.  The Company had investments of approximately $87.7 million in 29 real estate properties as of June 30, 2015.  The Company's 29 owned real estate properties are located in 14 states and total approximately 471,000 square feet.
Additional information regarding the Company, including this quarter's operations, can be found at www.communityhealthcaretrust.com.  Please contact the Company at 615-771-3052 to request a printed copy of this information.
Cautionary Note Regarding Forward-Looking Statements
In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks and uncertainties are discussed from time to time in its filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company undertakes no obligation to update forward-looking statements, whether as the result of new information, future developments, or otherwise, except as may be required by law.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands, except per share amounts)

	June 30, 2015	December 31, 2014
ASSETS
Real estate properties:
Land	$9,357	$—
Buildings, improvements, and lease intangibles	78,349	—
Total real estate properties	87,706	—
Less accumulated depreciation	(577)	—
Total real estate properties, net	87,129	—
Cash and cash equivalents	39,552	2
Other assets	1,139	—
Total assets	$127,820	$2

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Revolving credit facility	$—	$—
Accounts payable and accrued liabilities	1,098	—
Other liabilities	687	—
Total liabilities	1,785	—

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized; none outstanding	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized; 7,596,940 and 200,000 shares issued and outstanding at June 30, 2015 and December 31, 2014, respectively	76	2
Additional paid-in capital	127,468	—
Cumulative net income (deficit)	(1,509)	—
Cumulative dividends	—	—
Total stockholders’ equity	126,035	2
Total liabilities and stockholders' equity	$127,820	$2

(1)
The Condensed Consolidated Balance Sheets do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2015 AND THE THREE MONTHS ENDED JUNE 30, 2014 AND
FOR THE PERIOD FROM MARCH 28, 2014 (INCEPTION) THROUGH JUNE 30, 2014
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended	For the Period March 28, 2014(inception) through
	2015	2014	June 30, 2015	June 30, 2014
REVENUES
Rental income	$729	$—	$729	$—
Tenant reimbursements	107	—	107	—
	836	—	836	—

EXPENSES
Property operating	138	—	138	—
General and administrative	1,603	—	1,603	—
Depreciation and amortization	577	—	577	—
	2,318	—	2,318	—
OTHER INCOME (EXPENSE)
Interest expense	(41)	—	(41)	—
Interest and other income, net	14	—	14	—
	(27)	—	(27)	—
NET LOSS AND COMPREHENSIVE LOSS	$(1,509)	$—	$(1,509)	$—

LOSS PER COMMON SHARE:
Net loss per common share – Basic	$(0.42)	$—	$(0.80)	$—
Net loss per common share – Diluted	$(0.42)	$—	$(0.80)	$—
WEIGHTED AVERAGE COMMON SHARE OUTSTANDING-BASIC	3,574,392	200,000	1,896,518	200,000
WEIGHTED AVERAGE COMMON SHARE OUTSTANDING-DILUTED	3,574,392	200,000	1,896,518	200,000

(1)
The Condensed Consolidated Statements of Comprehensive Loss do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
RECONCILIATION OF FFO AND NORMALIZED FFO (1)
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,
	2015	2014
Net loss	$(1,509)	$—
Real estate depreciation and amortization	577	—
Total adjustments	577	—
Funds From Operations	$(932)	$—
Transaction costs	1,546	—
Normalized Funds From Operations	$614	$—
Funds from Operations per Common Share-Diluted	$(0.26)	$—
Normalized Funds From Operations Per Common Share-Diluted	$0.17	$—
FFO Weighted Average Common Shares Outstanding	3,574,392	200,000
Normalized FFO Weighted Average Common Shares Outstanding (2)	3,563,389	200,000

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers FFO and normalized FFO to be appropriate measures of operating performance of an equity REIT. In particular, the Company believes that normalized FFO is useful because it allows investors, analysts and Company management to compare the Company’s operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the NAREIT definition of FFO. Funds from operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." The Company has included normalized FFO above which it has defined as FFO excluding certain expenses related to the Company's initial public offering and acquisition costs of 29 properties acquired during the period. Normalized FFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO, normalized FFO and FAD should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company’s financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and normalized FFO should be examined in conjunction with net income as presented elsewhere herein.

(2)
Weighted average common shares outstanding used in calculating Normalized FFO includes the dilutive effect of 11,003 shares of restricted common stock that were excluded in calculating the weighted average common shares outstanding for FFO because the effect was anti-dilutive due to the net loss incurred in the period.

CONTACT: W. Page Barnes, 615-771-3052
SOURCE: Community Healthcare Trust Incorporated

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